UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 7, 2004

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                                  Results of Operations and Financial Condition.

                (a)           In response to a press release by MBIA Inc. reporting exposure to defaulted securities issued by Fort Worth Osteopathic Hospital and a decline in third quarter 2004 originations, Dexia S.A. issued a press release on October 7, 2004, stating that originations of Financial Security Assurance Inc. ( “FSA”) during the third quarter of 2004 were in line with its originations during the third quarter of 2003.  It also stated that FSA has no exposure to Fort Worth Osteopathic Hospital. A copy of the press release is attached hereto as Exhibit 99.1.

                FSA is a subsidiary of Dexia Holdings, Inc., which in turn is owned 90% by Dexia Crédit Local S.A. and 10% by Dexia S.A.

Item 7.01.                                                              Regulation FD Disclsore.

See Item 2.02(a), above.

Item 9.01.                      Financial Statements and Exhibits.

                (c)  Exhibits.

99.1         Dexia S.A. press release dated October 7, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: October 7, 2004	By:	/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
99.1	Dexia S.A. press release dated October 7, 2004.